THIS AGREEMENT made the                               day of May, 2000.

BETWEEN:

                  514592 B.C. LTD., a body corporate,
                  of 1033 - 3rd Avenue, Prince George,
                  British Columbia, V2L 3E3.

                  (hereinafter called the "Vendor")

                                                              OF THE FIRST PART

AND:

                  R.P.M.J. CORPORATE COMMUNICATIONS
                  LIMITED, a body corporate, of 100 -
                  166 Main Street, Penticton, British
                  Columbia, V2A 5A4.

                  (hereinafter called the "Purchaser")

                                                             OF THE SECOND PART

WHEREAS:

A. The Vendor carries on the business of MOUNTAIN VIEW MOBILE HOME PARK (hereinafter called the "Vendor's Business")located at 100 Aspen Drive, Sparwood, British Columbia and in connection therewith owns certain assets.

B. The Vendor has agreed to sell,and the Purchaser has agreed to purchase, subject to certain exceptions hereinafter enumerated, all the property, assets and undertaking of the Vendor's Business, as a going concern, on the terms and subject to the conditions hereinafter provided.

                NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual promises and the covenants, agreements, representations, warranties and payments hereinafter contained, the parties hereto, each with the other, covenant, agree, represent and promise as follows:

1.                  PURCHASE AND SALE OF ASSETS

1.1 Description of Assets. Upon the terms and subject to the conditions hereof, the Vendor agrees to sell, assign and transfer to the Purchaser, and the Purchaser agrees to purchase from the Vendor, as a going concern at Closing, the undertaking and all the property and assets of the Vendors Business of every kind and description wheresoever situate, including, without limiting, the foregoing:

1.1.1 The interest of the Vendor in the lands and premises used in connection with the Vendor's Business (hereinafter called the "Lands"), the particulars of which are set forth on Schedule "A" attached hereto.

1.1.2 The buildings and improvements located on the Lands (hereinafter called the "Buildings and Improvements"), the particulars of which are set forth on Schedule "B" attached hereto.

1.1.3 All equipment, fixtures, furnishings, leasehold improvements and supplies used in the Vendor's Business, including without limitation, the items listed in Schedule "C" attached hereto (hereinafter collectively called the "Equipment").

all of which are collectively called the "Assets").

1.2 Exclusions. There shall be specifically excluded from the purchase and sale herein, and from the Assets hereinbefore described, the following:

1.2.1 cash on hand or on deposit at Closing.

2. PURCHASE PRICE AND ALLOCATION

2.1 Purchase Price. The purchase price payable by the Purchaser to the Vendor for the Assets shall be the sum of $1,000,000.00.

2.2 Allocation. The purchase price shall be allocated as follows:

2.2.1 To the Lands and mobile home pads, the sum of $957,000.00;

2.2.2 To the Buildings and Improvements, the sum of $25,000.00;

2.2.3 To the Equipment, the sum of $18,000.00;

3. PAYMENT OF THE PURCHASE PRICE

3.1 Payment of the Purchase Price. The purchase price shall be paid and satisfied as follows:

3.1.1 The sum of $200,000.00 paid as a deposit.

3.1.2 The sum of $800,000.00 by the Vendor granting unto the Purchaser an Agreement for Sale of all the Vendor's interest in and to the Lands in the form attached hereto as Schedule "D".

3.2 Security. As security for the unpaid balance of the purchase price the Purchaser shall execute and deliver to the Vendor at Closing the following:

3.2.1 an Agreement for Sale in the form attached hereto as Schedule "D";

3.2.2 a Security Agreement in the form attached hereto as Schedule "E";

3.2.3 a Guarantee executed by LEO SHULL in the form attached hereto as Schedule "F".

4. ADJUSTMENTS TO THE PURCHASE PRICE

4.1 Adjustments. An adjustment shall be made as of the Closing for the property taxes, municipal utility charges, rents, water, gas and hydro rates, telephone, any prepaid insurance premiums assumed by the Purchaser and also any other prepaid expenses relating to the Assets or the Vendor's Business and other matters customarily the subject of adjustment. The Vendor shall be responsible and pay for all telephone, electric power and natural gas supplied to Closing and for all salaries or wages of employees earned up to Closing, as well as accrued holiday pay, unemployment insurance assessment or contributions, Workers' Compensation Board assessments and all other employee benefits accruing to Closing.

4.2 Accounts Payable and Receivable. All accounts payable and accounts receivable in connection with the Vendor's Business arising prior to Closing shall be for the account of the Vendor, and save as aforesaid all transactions of the Vendor's Business on and after Closing shall be for the account of the Purchaser.

5. REPRESENTATIONS AND WARRANTIES OF THE VENDOR

5.1 The Vendor represents and warrants to the Purchaser as follows, with the intent that the Purchaser shall rely thereon in entering into this Agreement, and in concluding the purchase and sale contemplated herein:

5.1.1 Status of Vendor. The Vendor is a corporation duly incorporated, validly existing and in good standing under the laws of British Columbia, and has the power, authority and capacity to own and dispose of the Assets and to carry on the Vendor's Business as now being conducted by it, and to enter into this Agreement and carry out its terms to the full extent.

5.1.2 Authority to Sell. The execution and delivery of this Agreement and the completion of the transaction contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Vendor, and this Agreement constitutes a legal, valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

5.1.3 Title to Assets. The Vendor owns and possesses and has a good and marketable title to the Assets free and clear of all liens, mortgages, charges, pledges, security interests, encumbrances, equities or claims of any kind and-nature whatsoever, except: Royal Bank of Canada Mortgage XK24243 and Assignment of Rents XK24244 and PPSA Security Agreement Registration No. 6562383 and 826805 to be paid out by the Vendor upon payment by the Purchaser of the Agreement for Sale referred to herein.

5.1.4 Licences and Permits. The Vendor has all governmental licences and permits required for the conduct of the Vendor's Business.

5.1.5 Labour Unions. The Vendor is not a party to any collective agreement relating to the Vendor's Business with any labour union or other association of employees.

5.1.6 No Pending Actions

      There are:

      (a) no actions, suits or proceedings before any Court pending or threatened by or against or of affecting the Vendor or the Vendor's Business.

      (b) no proceedings by or before any governmental commission, department, board, authority or other administrative agency or by or before any administrative officer pending or threatened against the Vendor or the Vendor's Business.

5.1.7 Condition of Equipment. All of the Equipment, which is the subject of the herein purchase and sale, is in normal working condition and has been reasonably maintained and repaired.

5.1.8 Employees. The Vendor can terminate on one month's notice the employment of any employee.

5.1.9 Contracts. The Vendor is not party to any contract by which the Purchaser will be bound by virtue of the purchase of the Vendor's Business as a going concern, save and except as disclosed in this Agreement.

5.1.10 Canadian Resident. The Vendor is "resident in Canada" within the meaning of that phrase in Section 116 of the Income Tax Act of Canada.

5.1.11 No Breach of Bylaws. The Vendor is not in breach of any statute, regulation, bylaw or order applicable to the Vendor or the Vendor's Business or the Assets and the Vendor has not done any act or failed to do any act which would be a breach of the terms of any permit, licence, consent or authority held by the Vendor or the Vendor's Business.

5.1.12 Financial Statements. The unaudited financial statements of the Vendor attached hereto as Schedule "G" were prepared in accordance with generally accepted accounting principles applied consistently from year to year and are substantially correct in every particular, representing fairly and accurately the financial condition and position of the Vendor as at the effective dates of the statements noted thereon, and the sales and earnings of the

Vendor's Business during the periods covered by such statements.

5.1.13 Taxes and Assessments. The Vendor has duly filed when required pursuant to the provisions of the Social Service Tax Act, the Workers' Compensation Act, the Employment Standards Act, all returns and has paid all assessments pursuant thereto.

5.1.14 Health Regulations To the best of the information and belief of the Vendor, the Vendor's Business complies with all regulations passed by the Health Department having jurisdiction over the same.

5.1.15 Inspection of Lands

       The Vendor has not:

       (a) received any written work order or inspector's order or written notice from any governmental authority with respect to the Lands;

       (b) had any discussion with any governmental authority relating to any threatened work order or inspector's notice with respect to the Lands;

       (c) received any notice from any governmental authority of any impending or intended rezoning of the Lands or any portion thereof.

5.1.16 Location of Improvements. The improvements on the Lands do not encroach upon any real property not owned by the Vendor and do not infringe upon right-of-ways, easements or similar charges granted over the Lands.

5.1.17 No Liens. No lien under the Builders Lien Act of British Columbia or any other similar legislation, or any claim in respect of any such lien filed previously, remains outstanding in respect of any portion of the Lands.

5.1.18 No Expropriation. No portion of the Lands is subject to any expropriation notice, nor has the Vendor received any notice of any proposed expropriation of any portion of the Lands.

5.1.19 Maintenance of Improvements. The improvements on the

Lands (including all electrical, mechanical, plumbing and drainage systems) have been maintained in a good and workmanlike manner by the Vendor from the date of its acquisition of the Lands to and including the Closing.

5.1.20 No Option to Purchase. No person has any written or oral agreement, option, understanding or commitment, or any right or privilege capable of becoming an agreement, option, understanding or commitment, for the purchase from the Vendor of any of the Assets or any part of the Vendors Business.

5.1.21 Payment of Taxes. On Closing the Vendor will have paid all excise, sales and business and property taxes and all other rates, charges, assessments, levies and duties of whatsoever nature and kind required by law to the extent the same are due and payable and all utilities billed and payable insofar as the same may affect the Assets other than taxes arising from the transfers contemplated by this Agreement.

5.1.22 Income Taxes. The Vendor has withheld and remitted to Revenue Canada or the applicable tax collecting authority all amounts required to be withheld and remitted to Revenue Canada or such tax collecting authority on payments to employees or to nonresidents, or otherwise, and has paid all installments of corporate taxes due and payable.

5.1.23 Sale will not cause default. Neither the execution and delivery of this Agreement, nor the completion of the purchase and sale contemplated herein will:

       (a) Violate any of the terms and provisions of the constating documents or bylaws or articles of the Vendor, or any order, decree, statute, bylaw, regulation, covenant, restriction applicable to the Vendor or any of the Assets;

       (b) Give any person the right to terminate, cancel or remove any of the Assets;

       (c) Result in any fees, duties, taxes, assessments or other amounts relating to any of the Assets becoming due or payable other than British Columbia Social Services Tax payable by the Purchaser in connection with the purchase and sale.

6. COVENANTS OF THE VENDOR

6.1 Transfer Documents.The Vendor covenants and agrees to take or cause to be taken all proper steps to enable the Vendor to vest a good and marketable title in the Purchaser to the Assets free and clear of all liens, mortgages, encumbrances, equities, or claims of every nature and kind, whatsoever except as hereinbefore provided, and shall deliver as requested by the Purchaser's solicitor, such Deeds of conveyance, Bills of Sale,transfers, assignments and consents to the transfer of licences, leases,leasehold properties, contracts, and rights as the solicitor for the Purchaser may require.

6.2 Possession. The Vendor covenants and agrees to deliver possession of the Assets to the Purchaser on

6.3 Termination of Employees. The Vendor will at the Closing terminate the employment of all employees and the Vendor will indemnify and save harmless the Purchaser from and against all claims by any employee or past employee of the Vendor for wages, salaries, bonuses, pension or other benefits, severance pay, notice or pay in lieu of notice and holiday pay in respect of any period of employment prior to the Closing.

7. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

7.1 ThePurchaser represents and warrants to the Vendor as follows, with the intent that the Vendor shall rely thereon in entering into this Agreement, and in concluding the purchase and sale contemplated herein:

7.1.1 Status of Purchaser. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of British Columbia, and has the power, authority and capacity to enter into this Agreement and carry out its terms.

7.1.2 Authority to Purchase. The execution and delivery of this Agreement and the completion of the transaction contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Purchaser, and this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms except as limited by laws of general application affecting the rights of creditors.

7.1.3 No Default. Neither the execution of this Agreement nor its performance by the Purchaser will result in a breach of any law or regulation of the governments of Canada or British Columbia or any regulatory body thereof.

8. COVENANTS OF THE PURCHASER

8.1                The Purchaser covenants and agrees as follows:

8.1.1 Indemnity. To indemnify and save harmless the Vendor from and against all debts and liabilities of the vendor's Business incurred by the Purchaser from and after the Closing.

8.1.2 Sales Tax. To pay to the Minister of Finance of the Province of British Columbia all taxes payable pursuant to the Social Services Tax Act for the Province of British Columbia on the sale of the chattels included in the Assets, and to forever indemnify and save harmless the Vendor of and from all claims pursuant thereto.

9. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1 Vendor's Representations, Warranties and Covenants. All representations, warranties, covenants and agreements made by the Vendor in this Agreement or pursuant hereto shall, unless otherwise expressly stated, survive the Closing and any investigation at any time made by or on behalf of the Purchaser and shall continue in full force and effect for the benefit of the Purchaser.

9.2 Purchaser's Representations, Warranties and Covenants.

All representations,-warranties, covenants and agreements made by the Purchaser in this Agreement or pursuant hereto shall, unless otherwise expressly stated, survive the Closing and any investigation at any time made by or on behalf of the Vendor and shall continue in full force and effect for the benefit of the Vendor.

10. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER

10.1 The obligations of the Purchaser to consummate the transactions herein contemplated are subject to the fulfillment of each of the following conditions at the times stipulated:

10.1.1 Vendor's Representations and Warranties. That the representations, warranties and agreements of the Vendor contained in this Agreement shall be true and correct in all material respects at Closing except as may be in writing disclosed to and approved by the Purchaser.

10.1.2 Vendor's Covenants. That the Vendor shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or at Closing.

10.1.3 Adverse Event. That prior to Closing the Vendor shall not have experienced any event or condition or have taken any action of any character adversely affecting the Assets or the Vendors Business so as to materially reduce the value of the Assets or the Vendor's Business to the Purchaser.

10.1.4 Access to Business. That from the date of this Agreement up to Closing the Purchaser and its authorized representatives will be afforded full access during normal business hours to all properties, books, contracts, commitments, records of the Vendor's Business and will be furnished with such copies, certified as requested, thereof and other information as the Purchaser may reasonably request.

10.1.5 Damage to Assets. That no substantial damage by fire, negligence or otherwise to the Assets shall have occurred since the date hereof and prior to Closing which, in the opinion of the Purchaser will materially adversely affect the Assets, operations, prospects or earnings of the Vendor's Business.

         The foregoing conditions of this section are inserted for the exclusive benefit of the Purchaser and may be waived in whole or in part by the Purchaser at any time by delivery to the Vendor a written waiver to that effect signed by the Purchaser.

11. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE VENDOR

11.1 All obligations of the Vendor under this Agreement are subject to the fulfillment of each of the following conditions at the times stipulated:

11.1.1 Purchaser's Representations and Warranties. The Purchaser's representations and warranties contained in this Agreement shall be true at Closing in all material respects except as may be in writing disclosed to and approved by the Purchaser.

11.1.2 Damage to Assets. No substantial loss or destruction of or damage to any of the Assets shall have occurred on or before Closing.

11.1.3 Purchaser's Covenants. The Purchaser shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it at or prior to Closing.

       Each of the foregoing conditions are for the exclusive benefit of the Vendor and any such condition may be waived in whole or in part by the Vendor at any time by delivering to the Purchaser a written waiver to that effect signed by the Vendor.

12. CLOSING

12.1 Time of Closing. Subject to the terms and conditions hereof, the purchase and sale of the Assets shall be completed at a closing to be held at 9:00 o'clock in the forenoon, in the Town of Osoyoos, on the 15th day of May, 2000, or at such other time and date as shall be agreed upon in writing between the parties hereto (herein called the "Closing" or the "time of Closing").

12.2 Place of Closing. The closing shall take place at the offices of the Purchaser's solicitors, Gordon & Company, of 202 - 8309 Main Street, Osoyoos, British Columbia.

12.3 Documents to be delivered by the Vendor. At the closing the Vendor shall deliver or cause to be delivered to the solicitors for the Purchaser:

12.3.1 A Bill of Sale (Absolute) duly executed by the Vendor in registrable form transferring the Equipment to the Purchaser.

12.3.2 All other deeds of conveyance, bills of sale, transfers and assignments in form and content satisfactory to the Purchaser's counsel, appropriate to effectively vest a good and marketable title to the Assets in the Purchaser to the extent contemplated by

12.3.3 this Agreement, and immediately registrable in all places where registration of such instruments is required.

12.3.3 Possession of the Assets;

12.3.4 A certified true copy of a Directors and Members Resolution of the Vendor authorizing the sale of the Assets pursuant to the provisions of this Agreement.

12.4 Documents to be delivered by the Purchaser. At the Closing the Purchaser shall deliver or cause to be delivered to the solicitors for the Vendor:

12.4.1 a solicitor's trust cheque payable to the Vendor's Solicitor for that portion of the Purchase Price payable in cash;

12.4.2 an Agreement for Sale in the form attached hereto as Schedule I'D" executed in registrable form;

12.4.3 a Security Agreement in the form attached hereto as Schedule "Ell executed in registrable form;

12.4.4 a Guarantee executed by LEO SHULL in the form attached hereto as Schedule "F";

12.4.5 a GST Section 221 Certificate.

13. INDEMNITY

13.1 Indemnity by Vendor. The Vendor will-indemnify and hold harmless the Purchaser from and against:

13.1.1 any and all liabilities, whether accrued, absolute, contingent or otherwise, existing at the Closing and which are not agreed to be assumed by the Purchaser pursuant to this Agreement.

13.1.2 any and all damage or deficiencies resulting from any misrepresentation, breach of warranty or non-fulfillment of any covenant on the part of the Vendor under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Purchaser hereunder; and

13.1.3 any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incidental to any of the foregoing:

                   The Vendor acknowledges and agrees that the Purchaser has entered into this Agreement relying on the warranties and representations and other terms and conditions of this Agreement.

13.2 Indemnity by Purchaser. The Purchaser covenants to indemnify and save harmless the Vendor from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation, warranty, covenant, agreement or condition contained in this Agreement.

14. COUNTERPARTS

14.1 This Agreement may be executed in any number of counterparts with the same effect as if all parties had all signed the same document and all counterparts and adopting instruments will be construed together and will constitute one and the same Agreement.

15. NOTICES

15.1 Any notices required or permitted to be given to the parties hereto may be delivered or mailed by prepaid registered post and such notice shall be deemed to have been received if delivered, when delivered, and if mailed, three (3) days after the mailing thereof, unless the postal service is then interrupted by strikes or lockouts, in which case, such notice shall be deemed to have been received five (5) days after the termination of such strike or lockout at the addresses as follows:

            (a) To the Vendor: 514592 B.C. Ltd, 1033 - 3rd Avenue, Prince
                George, B.C. V2L 3E3

            (b) To the-Purchaser: R.P.M.J. Corporate Communications Limited, 100
                - 166 Main Street, Penticton, B.C. V2A 5A4

or at such other addresses as from time to time the parties hereto shall provide in writing, each to the other.

16. RISK OF LOSS

16.1 The Assets will be at the risk of the Vendor up to the Closing.

17. TIME OF THE ESSENCE

17.1 Time is expressly declared to be of the essence of this Agreement and each of the terms and conditions of this Agreement.

18. LEGAL COSTS

18.1 The parties hereto agree that all expenses incurred in transferring the Assets and the Vendor's Business to the Purchaser shall be borne by and be paid for by the Purchaser including fees and disbursements in registering any securities for the benefit of the Vendor and except for fees and disbursements for obtaining clear title to the Assets in the name of the Vendor.

19. ARBITRATION

19.1 It is hereby agreed between the parties hereto that in the event of any disagreement between the parties hereto in respect of any matter or thing arising out of this Agreement (other than default under the Security referred to in Paragraph 3.2 hereof), the dispute shall be referred to arbitration in accordance with the Commercial Arbitration Act of British Columbia, the costs of such arbitration to be borne equally by the Vendor and Purchaser.

20. ALTERATIONS TO AGREEMENT

20.1 This Agreement contains the whole Agreement between the parties in respect of the purchase and sale contemplated hereby, and there are no warranties, representations, terms, conditions, or collateral agreements, expressed, implied, or statutory, other than those expressed or set forth in this Agreement. If at any time during the continuation hereof the parties shall deem it necessary or expedient to make any alteration in any article, clause, matter, or thing herein contained, they may do so in writing signed by them and endorsed on these articles, and all such alterations shall be adhered to and have the same force and effect as if they had been originally embodied in, and formed part of this Agreement. No change or modification of this Agreement shall be valid unless it is in writing and signed by each party hereto.

21. HEADINGS

21.1 The headings used in this Agreement are for the sake of convenience only and do not modify or form part of the substantive body of this document.

22. BINDING EFFECT

22.1 This Agreement shall enure to the benefit of and be binding upon the parties hereto, their heirs, executors, administrators, successors and assigns.

23. GENDER

23.1 When the singular or masculine is used in this Agreement they shall be construed as meaning the plural or feminine or body corporate where the context so requires.

24. FURTHER ASSURANCES

24.1 The parties hereto shall execute such further and other documents and do such further and other things as may be necessary to carry out and give effect to the intent of this Agreement.

APPLICABLE LAW

25.1 This Agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia.

         IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals, or being corporations have caused their common seals to be affixed in the presence of their duly authorized signatories, all on the day and year first above written.

The Corporate Seal of the
Vendor was hereto affixed
in the presence a of:

/s/ Wayne Loftus
----------------
[GRAPHIC]

The Corporate Seal of the Purchaser was hereto affixed in the presence of:

i

[GRAPHIC]

                                  SCHEDULE "A"

                                SCHEDULE OF LANDS

Parcel Identifier 012-412-660
Lot 1, DL 4589, Kootenay District, Plan 18084

Mobile Home Pads

                                  SCHEDULE "B"

                     SCHEDULE OF BUILDINGS AND IMPROVEMENTS

1974 Moduline Monarch Manufactured Home, Registration No. 006420

                                  SCHEDULE "C"

                              SCHEDULE OF EQUIPMENT

Kubota Tractor, model L345DT, Serial No. L345DT-10050
John Deere Mower, model F935, Serial No. MOF935X475176
Rally mower, Serial No. 0491503081
Baycrest snowblower, Serial No. 7757
Stihl weed eater, Serial No. 1212499
Miscellaneous small tools

LAND TITLE ACT
FORM C                                                                                             Schedule D
(Section 219.81)
Province of British Columbia
GENERAL INSTRUMENT -                         PART 1 (This area for Land Title Office use)          Page 1 of 8
Pages
-------------------------------------------------------------------------------------------------------------------
1 . APPLICATION: (Name, address, phone number and signature of applicant, applicant's solicitor or agent)
Marlene Tolman, Legal Secretary, Gordon & Company, Barristers and Solicitors,
Box 800, 202 - 8309 Main Street, Osoyoos, B.C. VOH 1 VO 495-6508, Client Number
10534

-------------------------------------------------------------------------------------------------------------------

2.        PARCEL IDENTIFIERS) AND LEGAL DESCRIPTIONS) OF LAND:
                   (PI D)                               (LEGAL DESCRIPTION)
012-412-660                                       Lot 1, DL 4589, Kootenay District, Plan 18084

-------------------------------------------------------------------------------------------------------------------
3.        NATURE OF INTEREST:
          DESCRIPTION                 DOCUMENT REFERENCE PERSON ENTITLED TO INTEREST
                                      (page and paragraph)
Right to Purchase

-------------------------------------------------------------------------------------------------------------------
4.        TERMS: Part 2 of this instrument consists of (select one only)
          (a) Filed Standard Charge Terms                         D.F. No.
                                                     ----------
          (b) Express Charge Terms                       X        X Annexed as Part 2
                                                     --------
          (c) Release There is no Part 2 of this instrument A selection of (a)
includes any additional or modified terms referred to in item 7 or in a schedule annexed to this instrument.

If (c) is selected, the charge described in Item 3 is released or discharged as a charge on the land described in item 2.

-------------------------------------------------------------------------------------------------------------------
5.        TRANSFEROR(S):*
514592 B.C. LTD. (Inc. No. 514592)

-------------------------------------------------------------------------------------------------------------------
6.        TRANSFEREE(S): (Including occupation (s), postal addresses) and postal code (s))
R.P.M.J. CORPORATE COMMUNICATIONS LIMITED (Inc. No. 525560), a body corporate, of R.R.2,
Site 33, Comp. 9, Osoyoos, British Columbia, VOH 1 VO.

-------------------------------------------------------------------------------------------------------------------
7.        ADDITIONAL OR MODIFIED TERMS:*
N/A

-------------------------------------------------------------------------------------------------------------------
8. EXECUTION(S): * *This instrument creates, assigns, modifies, enlarges, discharges or governs the priority of the interest(s) described in Item 3 and the Transferor(s) and every other signatory agree to be bound by this instrument, and acknowledge(s) receipt of a true copy of the filed standard charge terms, if any.

                                                         EXECUTION DATE
          OFFICER SIGNATURE(S) -                             Y   M    D                PARTY(IES) SIGNATURES)

                                                                                   514592 B.C. LTD. by its
                                                                                   authorized signatory:

------------------------------------                                          ------------------------------------

OFFICER CERTIFICATION:
Your signature constitutes a representation that you are a solicitor, notary public or other person authorized by the Evidence Act, R.S.B.C. 1979, c. 116, to take affidavits for use in British Columbia and certifies the matters set out in
Part 5 of the Land Title Act as they pertain to the execution of this instrument.

* If space insufficient, enter "SEE SCHEDULE" and attach schedule in Form E. ** If space insufficient, continue executions on additional page(s) in Form D

LAND TITLE ACT

FORM D

EXECUTIONS CONTINUED                                                                                         Page
2

-------------------------------------------------------------------------------------------------------------------
Officer                                             Execution Date                 Party(ies)
Signature(s)                                            Y  M  D                    Signature(s)

                                                                          R.P.M.J. CORPORATE COMMUNICATIONS
                                                                          LIMITED by its authorized signatory:

























OFFICER CERTIFICATION:
Your signature constitutes a representation that you are a solicitor, notary public or other person authorized by the Evidence Act, R.S.B.C. 1979, c. 116, to take affidavits for use in British Columbia and certifies the matters set out in
Part 5 of the Land Title Act as they pertain to the execution of this instrument.

                                     PART 2

THIS AGREEMENT made the                            day of May, 2000.

BETWEEN:

                   514592 B.C. LTD. (Inc. No. 514592),
                   a body corporate, 1033 - 3rd Avenue, Prince George, British Columbia, V2L 3E3.

                    (hereinafter called the "Vendor")

                                                              OF THE FIRST PART

AND:

                   R.P.M.J. CORPORATE COMMUNICATIONS LIMITED
                   (Inc. No. 525560), a body corporate,
                   R.R.2, Site 33, Comp. 9, Osoyoos, British
                   Columbia, VOH 1V0.

                    (hereinafter called the "Purchaser")

                                                              OF THE SECOND PART

WITNESS that the Vendor agrees to sell to the Purchaser and the Purchaser agrees to purchase from the Vendor the lands and premises described in Item 2 of the Form C annexed hereto-(the said "Lands") for the sum of one Million ($1,000,000.00) Dollars of lawful money of Canada (the "purchase monies") payable by the sum of Two Hundred Thousand ($200,000.06) Dollars on the execution hereof (the receipt of which the Vendor hereby acknowledges) and the balance as follows:

          A portion of the balance owing in the amount of $145,000.00 together with interest thereon at the rate of 6.0% per annum, calculated monthly, not in advance, from the 15th day of May, 2000 shall become due and payable on July 15, 2000.

          The remaining balance owing in the amount of $655,000.00 together with interest thereon at the rate of 1.0% above the Prime

      .                                                                 Page 4

Interest Rate of Royal Bank of Canada, Prince George, British Columbia, in effect from time to time, calculated monthly, not in advance, from the 15th day of May, 2000 on the balance remaining from time to time unpaid, shall be paid in monthly instalments of $6,800.00 including interest on the 5th day of each month commencing on the 5th day of June, 2000 with the balance outstanding to become due and payable on May 15, 2002.

          In the event that it may be necessary at any time for the Vendor to prove the Prime Interest Rate of Royal Bank of Canada, Prince George, British Columbia applicable as at any time or times a certificate in writing of the manager for the time being of the branch or unit of Royal Bank at 550 Victoria Street, Prince George, British Columbia setting forth the Prime Interest Rate of Royal Bank of Canada as at any time or times shall be conclusive evidence as to the Prime Interest Rate of Royal Bank of Canada as set forth in the certificate.

Purchaser's Covenants and Agreements

The Purchaser covenants and agrees with the Vendor that:

1. it will duly pay or cause to be paid to the Vendor the purchase monies as provided above with interest;

2. it will duly pay all taxes, rates, levies, assessments and other impositions, whatsoever rated, charged, assessed or imposed on the said Lands including all those relating to machinery, equipment or chattels at any time of the said Lands;

3. it will insure and keep insured against the risk of fire all buildings on, or comprised in the said Lands for their full insurable value with loss payable to the Vendor; it will, on demand, assign, transfer and deliver over to the Vendor all such policies; the Vendor shall not be bound to insure the said Lands or pay any insurance premiums nor shall the Vendor be liable or responsible for any loss arising out of any defect in any policy or failure of any insurer to pay for any loss;

4. it will not commit voluntary or permissive waste on the said lands;

5. it will pay to the Vendor upon request all costs, charges and expenses of and incidental to any and all proceedings taken by the Vendor to enforce this Agreement and any remedies hereunder for breach by the Purchaser of any of its obligations under this Agreement. All such costs, charges and expenses shall be determined and paid to the Vendor on a solicitor-client basis;

6. if the Purchaser defaults in payment of any insurance premiums, amounts due under liens or encumbrances against the said lands, or any monies required to be paid under this Agreement by the Purchaser, then the Vendor may pay any of the same and every such payment shall bear interest at the said rate, shall constitute a charge on the said Lands and shall be paid to the Vendor on demand with accrued interest.

Vendors Covenants and Agreements

The Vendor covenants and agrees with the Purchaser:

1. that upon performance by the Purchaser of each and every covenant, condition and agreement herein on the part of the Purchaser to be observed or performed, the Vendor will convey or cause to be conveyed by good and sufficient transfer the said Lands free from charges and encumbrances except for the charges set out on the schedule of lands attached hereto, local improvements, assessments, taxes, sewer and water rates from and after the date thereof, the conditions and reservations in the Crown Grant thereof and the charges, if any, granted or permitted by the Purchaser;

2. that it will permit the Purchaser to occupy and enjoy the said Lands until default, if any, made of any covenants, conditions or agreements herein on the part of the Purchaser to be observed or performed or in payment of the purchase monies of any interest thereon;

3. The Vendor covenants and agrees to pay or cause to be paid as they become due all payments whether for principal, interest, taxes or otherwise under or by virtue of the prior financial charges including mortgages and statutory charges and will otherwise observe, perform and comply with the covenants, provisos and agreements therein contained; and the Vendor covenants with the Purchaser to save it harmless and indemnify it from and against the payment of monies secured by the said prior financial charges; and the parties hereto agree that if the Vendor should default in the payment of monies secured by the said prior financial charges or in the performance of any of the covenants under the said prior financial charges, the Purchaser may at its option make any payment or cure any default under the prior financial charges and any amount or amounts so paid together with all costs, charges, expenses and outlays of the Purchaser thereby incurred shall be credited (on the date of payment of the cost, charge, expense or outlay) in reduction of the principal balance hereby secured.

Mutual Covenants and Agreements

The parties mutually covenant and agree as follows:

1. if the Purchaser sells or agrees to sell or otherwise dispose of the said Lands or any part thereof the whole of the principal sum then remaining unpaid shall, at the option of the Vendor, notwithstanding any other provisions in the Agreement for Sale contained, forthwith become due and payable;

2. the cost of preparing the said Freehold Transfer and of conveying the said Lands to the Purchaser shall be paid by the Purchaser;

3. time shall be of the essence of this Agreement. In the event of default of due payment of the purchase monies or interest or any other default hereunder, on the part of the Purchaser, the Vendor at his option and in addition to his other remedies, may give to the Purchaser thirty (30) days' written notice of such default. If the default shall not have been remedied within thirty (30) days of receipt of such notice by the Purchaser, then this Agreement shall thereupon be null and void and of no effect. The Vendor shall thereupon have the right to re-enter and take possession of the said Lands and the monies paid to the Vendor under this Agreement on account of the purchase price of the said Lands shall be retained by the Vendor as liquidated and ascertained damages. Further in the event of such default, the Vendor shall have the right to sell and convey the said Lands to any Purchaser thereof upon expiration of the said thirty (30) days notice;

4. if default is made in payment of the purchase monies or interest thereon or performance of any covenant, agreement or condition on the part of the Purchaser to be performed and such default shall continue for a period of thirty (30) days after notice thereof by the vendor to the Purchaser, then the whole of the purchase monies, interest and all other monies unpaid hereunder shall forthwith, at the option of the Vendor, become due and payable;

5. the Vendor shall have the right at all times without the consent of the Purchaser to assign or transfer all his right, title and interest in this Agreement and the said Lands to any person; In the event of such transfer or assignment, the Vendor shall forthwith give notice in writing to the Purchaser of the name of the assignee or transferee and the full address at which subsequent payments hereunder shall be made by the Purchaser;

6. unless the Purchaser is in default hereunder, or this Agreement is rendered null and void, the Purchaser, at any time during the currency of this Agreement may pay all or any part of the purchase monies owing without notice;

7. no covenant or agreement herein shall be merged in a judgment taken thereon and notwithstanding any such judgment, interest shall. be payable at the said rate;

8. in the event this Agreement is registered and the Purchaser is in default hereunder, then it is expressly agreed that the Vendor shall be at liberty to cancel, remove and determine such registration on producing to the appropriate Registrar of Land Titles a satisfactory declaration that such default has occurred and is then continuing. The Purchaser hereby irrevocably appoints the Vendor his true and lawful attorney for and in the name of the Purchaser to cancel, remove and determine such registration in the event of such default;

9. any demand or notice which may be required for the purposes of this Agreement shall be deemed to have been well and sufficiently given and received if delivered to the Purchaser or if mailed at any post office under prepaid registered cover addressed as follows:

To the Vendor:

          514592 B.C. LTD., 1033 - 3rd Avenue, Prince George, British Columbia V2L 3E3

To the Purchaser:

          R.P.M.J. CORPORATE COMMUNICATIONS LIMITED, R.R.2, Site 33, Comp. 9, Osoyoos, British Columbia, VOH 1V0

or at such other address as the Purchaser shall specify in writing to the Vendor;

10. where a party includes more than one person, the obligations herein of the party shall be construed and deemed to be joint as well as several;

11. that all grants, covenants, provisos, agreements, rights, powers, privileges and liabilities contained in this Agreement shall be read and held as made by and with, granted to and imposed upon the parties hereto, and their respective heirs, executors, administrators, successors and assigns; wherever the singular or the masculine is used, it shall be construed as meaning the plural or feminine or the body politic or corporate where the context or the parties hereto so require.

12. IT IS UNDERSTOOD AND AGREED that the Purchaser may make the payments due to the Vendor under this Agreement for Sale by depositing the amount of such payment to the Vendor's mortgage account at Royal Bank of Canada, 550 Victoria Street, Prince George, British Columbia, to be applied to Mortgage KK024244.

          IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.

                                 END OF DOCUMENT

                                                                 Schedule "E"

                  SECURITY AGREEMENT - Specific collateral (purchase Money Security Interest)

This Security Agreement made the day of May, 2000

   BY:                  R.P.M.J.  CORPORATE COMMUNICATIONS
                        LIMITED,  R.R.2, Site 33, Comp. 9,
                        Osoyoos,  British Columbia,. VOH 1V0.


                        (hereinafter referred to as the "Debtor"),

                                                             OF THE FIRST PART,

   IN FAVOUR OF:

                        514592 B.C. LTD., of 1033 - 3rd
                        Avenue, Prince George, British
                        Columbia, V2L 3E3.

                        (hereinafter referred to as the "Secured Party"),

                                                             OF THE SECOND PART.

   ARTICLE 1 - CREATION OF SECURITY INTEREST

   1.01 The Debtor hereby grants to the secured Party a security interest in the collateral referred to in Section 2.01 hereof, to secure the payment or performance of all obligations, indebtedness and liabilities of the Debtor to the Secured Party, whether incurred prior to, at the time of or subsequent to the execution hereof, including extensions or renewals, and all other liabilities of the Debtor to the Secured Party, direct or indirect, wheresoever and howsoever incurred and any ultimate unpaid balance including, without restricting the generality of the forgoing, future advances to the Debtor under fixed or revolving credits established from time to time and letters of credit whether or not drawn upon, issued by the Secured Party with respect to the Debtor.

ARTICLE 2 - COLLATERAL

2.01 The collateral subject to the security interests created herein is:
            (a)      Manufactured Home Registration Number 006420
                     Make/Model: Moduline Monarch
                     Year of Manufacture:  1974
            (b)     Kubota tractor, model L345DT, Serial No. L345DT-10050
            (c)     John Deere mower, model F935, Serial No. M0F935X475176
            (d)     Rally mower, Serial No. 0491503081
            (e)     Baycrest snowblower, Serial No. 7757
            (f)     Stihl weed eater, Serial No. 1212499

            (g)     Miscellaneous small tools

         (b)      Proceeds

                  all proceeds derived directly or indirectly therefrom including, without limiting the generality of the foregoing, proceeds of sale, lease or other dispositions of any property subject to all of the foregoing security interest, including trade-ins, proceeds of any kind similar to the above described items, money, cheques or deposit accounts in deposit taking institutions (hereinafter collectively referred to as "Proceeds").

All of the foregoing are collectively referred to as the "Collateral".

                  The security interest herein is given to secure the purchase price of the Collateral and a purchase money security interest hereby granted by the Debtor to the Secured Party with respect to the Collateral.

                  The Collateral shall not include the last day of any term of years reserved by any lease, verbal or written, or any agreement therefrom, now held or hereafter acquired by the Debtor but the Debtor shall stand possessed of the revision remaining in the Debtor of any leasehold premises, for the time being demised, as aforesaid, upon trust to assign and dispose thereof as the Secured Party for the purpose of vesting the aforesaid reversion of any such term or any renewal thereof and any purchase or purchasers thereof shall be entitled by deed or writing to appoint such purchaser or purchasers or any other person or persons a new trustee or trustees of the aforesaid reversion of any such term or any such renewal thereof in the place of the Debtor and divest the same accordingly in the new trustee or trustees so appointed freed and discharged from any obligations respecting the same.

                  The security interest shall be a general and continuing security interest notwithstanding any dealing by the Secured Party with the Debtor or any other person claiming under or with respect to the Debtor or the Collateral, notwithstanding any other title retention agreement, commercial pledge, right of re-sale, security interest or other encumbrance whatsoever, and
 .notwithstanding that the indebtedness of the Debtor to the Secured Party may be reduced to a nil balance or be repaid and further advances made from time to time.

ARTICLE 3 - SALES IN ORDINARY COURSE OF BUSINESS

3.01 The Debtor shall have no right to sell, lease or dispose of any of the Collateral except for a sale in the ordinary course of business upon customary sales items for value received and then only upon the express condition that on or before delivery to a third party the Debtor shall secure full settlement of the entire purchase price for the Collateral so sold in cash, notes, chattel paper or other property in form satisfactory to the Secured Party. Until the Debtor shall have made settlement with the Secured Party of the full amount due to the Secured Party with respect to all such Collateral sold or disposed of by the Debtor, the Debtor shall aggregate such cash, notes, chattel paper or other property and hold the same in trust for the Secured Party and the Secured Party shall have a security interest therein. The debtor shall be entitled to transfer such notes or chattel paper free of such trust if at or prior to the time of such transfer the payment due from the Debtor to the Secured Party shall be assured to the satisfaction of the Secured Party.

ARTICLE 4 - WARRANTIES OF DEBTOR

4.01 The Debtor hereby warrants to the Secured Party that:

          (a) if it is a corporation then it is duly organized and validly existing under the laws of the jurisdiction of its incorporation and it is duly qualified to conduct its business in British Columbia, and the execution, delivery and performance hereto are within its corporate powers, have been duly authorized and do not contravene, violate or conflict with any law or the terms of its constating documents or any indenture or agreement to which it is party;

          (b) except for the security interests granted hereby and expressly permitted security interests having priority over the security interests granted hereby, the Debtor is or will be the owner of, or have an interest in, the Collateral free from any adverse liens, security interest or encumbrances, and agrees that it will defend the Collateral against all claims and demands of all persons, firms or bodies corporate at any time claiming the same or any interest therein;

          (c) the security interests herein are given and taken as security for the payment of the monies payable under other security instruments between the Debtor and the Secured Party, and not in substitution therefor; and

          (d) the Collateral does not include any goods or assets of the Debtor that are consumer goods as defined in the Personal Property Security Act of British Columbia.

ARTICLE 5-UNDERTAKING OF DEBTOR

5.01 The Debtor hereby undertakes to:

         (a) promptly pay all obligations, indebtedness and liabilities owing to the Secured Party as they become due or are demanded;

         (b) maintain the collateral in good condition and repair and provide adequate storage facilities to protect the Collateral and not permit the value of the Collateral to be impaired, reasonable wear and tear excepted;

         (c) not, without consent in writing of the Secured Party, create any security interest, mortgage, hypothec, charge, lien or other encumbrance upon the Collateral or any part thereof ranking or purporting to rank in priority to or pari passu with the security interests created by this Agreement;

         (d) defend the title to the Collateral against all persons, firms or bodies corporate claiming any interest in the Collateral or any part thereof;

         (e) not, without prior written consent of the Secured Party remove the Collateral or any part thereof from the location where the Debtor carries on its business within the Province of British Columbia, except for rentals, machinery demonstrations, repairs and maintenance in the ordinary course of business which shall take place within the said province;

         (f) pay all taxes, assessments, and levies or charges from any source which may be assessed against the Collateral or any part thereof or which may result in a lien against the Collateral or any part thereof and insure the Collateral for loss or destruction by fire, wind storm and such other perils stipulated by the Secured Party in an amount not less than the full insurable value of the Collateral or the amount from time to time hereby secured, whichever is lesser, with appropriate endorsement to secure the Secured Party as its interest shall appear. In the event the debtor shall fail to provide adequate insurance when required to do so or to pay any of the said taxes, assessments, and levies or charges the Secured Party may, without notice, at its option, but without any obligation or liability so to do, procure insurance and pay taxes or other charges and add said sums to the balance of the debt hereby secured or claim from the Debtor immediate reimbursement of such sums;

          (g) keep, at the principal place of business of the Debtor, accurate books and records of the Collateral and furnish as the request of the Secured Party from time to time, in writing, all information requested relating to the Collateral or any part thereof and the Secured Party shall be entitled from time to time to inspect the aforesaid Collateral and to take temporary custody of and make copies of all documents relating to Accounts Receivable and for such purposes the Secured Party shall have access to all premises occupied by the Debtor or where the Collateral or any of it may be found;

          (h) duly observe and confirm to all valid requirements of a governmental authority relative to any of the Collateral and all covenants, terms and conditions upon or under which the Collateral is held.

         (i) do, make and execute, from time to time at the Secured Party's request, all such financing statements, further assignments, documents, acts, matters and things as may be reasonably required by the Secured Party of or with respect to the Collateral or any part thereof or as may be required to give effect to these presents, and the Debtor hereby constitutes and appoints the Secured Party or any receiver, manager or receiver-manager appointed by the Court or the Secured Party (all of whom are hereinafter referred to as the "Receiver") as hereafter set out, the true and lawful attorney of the Debtor irrevocably with full power of substitution to do, make and execute all such assignments, documents, act, matters or things with the right to use the name of the Debtor whenever it may be deemed necessary or expedient;

         (j) give immediate notice to the Secured Party in the event of a change of the corporate or trade name of the Debtor; and

         (k) pay, on demand of the Secured Party, all reasonable expenses, including solicitor's fees and disbursements and all the remuneration of any Receiver appointed hereunder, incurred by the Secured Party in the preparation, perfection and enforcement of this Agreement.

ARTICLE 6 - MAINTAIN SECURITY INTEREST

6.01 The Debtor shall pay all expenses and, upon request, take any action reasonably deemed advisable by the Secured Party to preserve the Collateral or to establish, determine priority of, perfect, continue perfected, terminate and/or enforce the Secured Party's interest in it or rights under this Agreement. If the Debtor fails to act as required by the Agreement, the Secured Party is authorized, in the Debtor's name, to take any such action, including without limitation, signing the Debtor's name or paying any amount so required, and the cost thereof shall be one of the debts and liabilities secured hereunder.

ARTICLE 7 - DEFAULT

7.01 The Secured Party may at its option, in writing, declare the Debtor to be in default under this Agreement and/or may declare the whole or any part of the unpaid balance of any obligations, indebtedness and liabilities secured by this Agreement immediately due and payable if any of the following events occurs:

         (a) the Debtor fails to pay when due any of the obligations, indebtedness or liabilities secured by this Agreement;

         (b) the Debtor fails to perform any term, condition, provision, covenant or undertaking of this Agreement or any other agreement between the Debtor and the Secured Party;

         (c) the Debtor ceases or threatens to cease to carry on its business; commits an act of bankruptcy, becomes insolvent, makes an assignment or bulk sale of its assets, or proposes a compromise or arrangement to its creditors;

         (d) any proceeding is taken with respect to a compromise or arrangement or to have the Debtor declared bankrupt or wound up or to have a receiver appointed of any part of the Collateral or if any encumbrance takes possession of any part thereof;

         (e) any execution, sequestration or extent or any other process of any court becomes enforceable against the Debtor or if any distress or analogous process is levied upon the Collateral or any part thereof;

         (f) the occurrence of loss, theft, damage or destruction of the collateral not covered by adequate insurance containing a loss payable clause for the protection of the Secured Party as its interest may appear; or

         (g) if the Secured Party in good faith believes upon commercially reasonable grounds, that the prospect of payment or performance on the part of the Debtor of any of its obligations is, or is about to be, impaired or that the Collateral, or any part thereof, is, or is about to be, in jeopardy including danger of being lost, damaged or confiscated.

ARTICLE 8 - ENFORCEMENT AND REMEDIES

8.01 (a)Upon default the security interests granted hereby shall become enforceable and the Secured Party shall have all the rights and remedies available to it under the Personal Property Security Act of British Columbia as amended from time as well as any other applicable laws and, but so as not to restrict the generality of the foregoing, the following rights and remedies:

         (i) the Secured Party may appoint by instrument in writing a Receiver of all or any part of the Collateral and remove or replace such Receiver from time to time or may institute proceedings in any Court of competent jurisdiction for the appointment of such a Receiver. Any such Receiver or Receivers so appointed shall have power to take possession of the Collateral or any part thereof, and for such purposes to occupy and use any real or personal property of the Debtor without charge therefore for so long as may be necessary; (ii) the Secured Party may demand that the Debtor assemble the Collateral or part thereof, is any convenient place designated by the Secured Party and deliver possession of all of the Collateral or part thereof to the Secured Party;

         (iii) the Secured Party may take such steps as it considers necessary or desirable to obtain possession of all or any part of the collateral, and to that end the Debtor agrees that the Secured Party may by its servants, agents or Receiver at any time during the day or night enter upon lands and premises, and if necessary break into houses, buildings and other enclosures where the Collateral may be found for the purpose. of taking possession of and removing the Collateral or any part thereof;

         (iv) the Secured Party may seize, collect, realize, borrow money on the security of, release to third parties or otherwise deal with the Collateral or any part thereof in such manner, upon such terms and conditions and at such time or times as may seem to it advisable and without notice to the Debtor(except as otherwise required by any applicable law);

         (v) the Secured Party may charge the Debtor for any expense incurred by the Secured Party (including taxes, insurance, legal, accounting and Receiver fees) in protecting, seizing, collecting, realizing, borrowing on the security of; selling or obtaining payment of the Collateral or any part thereof and may add the amount of such. sums to the indebtedness of the Debtor;

         (vi) the Secured Party may elect to retain all or any part of the Collateral in satisfaction of the obligations, indebtedness and liabilities of the Debtor to the Secured Party; (vii)the Secured Party may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, release any part of the Collateral to third parties and otherwise deal with the Debtor, debtors of the Debtor, sureties and others and with the Collateral and other securities as the Secured Party may see fit without prejudice to the liability of the Debtor or the Secured Party's right to hold and realize the Collateral;

         (viii) in the event of the Secured Party taking possession of the Collateral, or any part thereof in accordance with the provisions of this Agreement, the Secured Party shall have the right to maintain the same upon the premises on which the Collateral may then be situate and for the purpose of such maintaining shall be entitled to the free use and enjoyment of all necessary building, premises, housing, stabling, shelter and accommodation for the proper maintaining, housing and protection of the Collateral so taken possession of by the Secured Party as aforesaid, and for its servant or servants, assistant or assistants and the Debtor covenants and agrees to provide the same without cost or expense to the Secured Party until such time as the Secured Party shall determine in its discretion to remove, sell or otherwise dispose of the Collateral so taken possession of by it as aforesaid;

         (ix) to facilitate the realization of the Collateral, the Secured Party or its Receiver may carry on or concur in the carrying on of all or part of the business of the Debtor and may, to the exclusion of all others, including the Debtor, enter upon, occupy and use all or any of the premises, buildings, plant and undertaking of the Debtor or occupied or used by the Debtor, and use all or any of the tools, machinery and equipment of the Debtor for such time as the Secured Party or Receiver sees fit, free of charge, to manufacture or complete the manufacture of any inventory and to pack and ship the finished product, and the Secured Party or Receiver shall not be liable to the Debtor for any neglect in so doing or in respect of any rent, rent charges, depreciation or damages in connection with such actions; (x) the Secured Party may, if it deems it necessary for the proper realization of all or any part of the Collateral, pay any encumbrance, lien, claim or charge that may exist or be threatened against the same and in every such case the amounts so paid together with costs, charges and expenses incurred in connection therewith shall be added to the obligations of the Debtor to the Secured Party at the date of payment thereof by the Secured Party;

         (xi) The Secured Party may sell, lease or otherwise dispose of all or any part of the Collateral, whether by public or private sale or lease or otherwise, in such manner, at such price as can be reasonably obtained therefore and on such terms as to credit and with such conditions of sale and stipulations as to title or conveyance or evidence of title or otherwise as to the Secured Party may seem reasonable, provided that if any sale is on credit the Debtor will not be entitled to be credited with the proceeds of any such sale, lease or disposition until the monies therefor are actually received; and

         (xii) all monies collected or received by the Secured Party in respect of the Collateral may be applied on account of such parts of the indebtedness and liability of the Debtor as to the Secured Party seems best or may be held unappropriated in a Collateral account or in the discretion of the Secured Party may be released to the

                      Debtor, all without prejudice to the Secured Party's claims upon the Debtor.

         (b) The rights and remedies herein conferred upon the Secured party shall be cumulative and not alternative and shall be in addition to and not in substitution for or in derogation of rights and remedies conferred by the Personal Property Security Act of British Columbia as amended from time to time and any other applicable laws.

ARTICLE 9-WAIVER

 9.01 (a) The Secured Party may permit the Debtor to remedy any default without waiving the defaults so remedied and the Secured Party may waive any default without having waived any other subsequent or prior default by the Debtor. A waiver shall only be binding on the Secured Party if it has been given in writing.

      (b) The Debtor shall not be discharged by any extension of time, additional advances, renewals and extensions, the taking of further security, releasing security, extinguishment of any of the security interests created herein as to all or any part of the Collateral, the failure to perfect the security or any other act except a release or discharge of the said security interests upon the full payment of the obligations, indebtedness and liabilities secured by this Agreement, including charges, expenses, fees, costs and interest.

      (c) The Debtor waives the right to receive any verification statements or financing statements related to this Agreement.

ARTICLE 10-NONLIABILITY OF THE SECURED PARTY

10.01 The Secured Party shall not be liable or accountable for any failure to seize, collect, realize, sell or obtain payment of the Collateral or any part thereof and shall not be bound to institute proceedings for the purpose of seizing, collecting, realizing or obtaining possession or payments of the same or for the purpose of preserving any rights of the Secured Party, the Debtor, or any other person, firm or body corporate in respect of same. The Secured Party shall use reasonable care in the custody and preservation of collateral it has taken into its possession and the Debtor hereby agrees that the Secured Party shall not be obligated to preserve any rights against other persons or take any steps to preserve any rights of the Debtor with respect to Other Personal Property including any instrument, security or chattel paper included in the Collateral.

ARTICLE 11-ADDITIONAL SECURITY

11.01 This Agreement is in addition to and not in substitution for any other Agreement between the parties creating a security interest in all or part of the Collateral, whether heretofore or hereafter made, and the terms of such other agreement or agreements shall be deemed to be continued unless expressly provided to the contrary in writing and signed by the parties.

ARTICLE 12- ATTACHMENT

12.01 Subject to Section 12.02 the Debtor warrants and acknowledges that value has been given and that the Debtor and the Secured Party intend the Security interests created by this Agreement to attach upon the extension of this Agreement and that value has been given and that the Debtor has rights in the Collateral.

12.02 With respect to any party of the Collateral to be acquired by the Debtor after the date hereof, the Debtor warrants and acknowledges that the Debtor and the Secured Party intend the security interests created by this Agreement to attach as soon as the Debtor has rights therein.

 ARTICLE 13-FUTURE ADVANCES

13.01 Nothing herein contained including the execution of this Agreement nor the perfection of any of the security interests contained herein shall obligate the Secured Party to make any advance or loan or renewal or extension of any indebtedness or liability of the Debtor whatsoever.

ARTICLE 14-NOTICES

14.01 Notwithstanding anything herein contained and whether or not expressly stipulated herein, every notice or other communication contemplated hereby or otherwise relating hereto shall be in writing. Every notice required or permitted to be communicated hereunder, may be:

          (a) served personally by leaving it with the party to whom it is to be communicated;

          (b communicated by telecopy to the party to whom it is to be communicated; or

          (c) mailed by pre-paid registered mail(with acknowledgement of receipt requested) to the party to whom it is to be communicated.

                  If notice is served personally, it shall be deemed to have been validly communicated to and received by the party to whom it was addresses on the date on which it was delivered. If a notice is communicated by telecopy, it shall be deemed to have been validly communicated to and received by the party to whom it was addresses on the expiry of eight hours after it was transmitted or 9:00 o'clock a.m. (according to the time zone of the party to whom it was addressed) on the day following transmission, whichever is later. If a notice is mailed as aforesaid, it shall be deemed to have been validly communicated to and to have been received by the addressee thereof on the earlier of the date of its receipt or the eleventh day following the mailing thereof in Canada, provided that no party shall mail any notice during any period during which Canadian postal workers, whether in the whole of Canada, or in any region thereof where a notice is to be communicated, are on strike, are withholding of services or lockout is threatened or has just been terminated so that, in the result, it may be adversely affected. Any address as provided for in this Section may be changed by written notice as contemplated by this Section, and the respective addresses of the parties hereto for the communication of the notice shall be as follows:

As to the Debtor:

R.P.M.J. Corporate Communications Limited, R.R.2, Site 33, Comp. 9, Osoyoos, British Columbia, VOH 1V0

 As to the Secured Party:

514592 B.C. LTD., 1033 - 3rd Avenue, Prince George, British Columbia, V2L 3E3

ARTICLE 15-HEADINGS

15.01 All headings used in this Agreement have been inserted for convenience of reference only and not intended to assist in the interpretation of any of the provisions of this Agreement unless expressly referred to in the provisions of this Agreement.

ARTICLE 16-GENERAL

16.01 The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision.

16.02 This Agreement shall be interpreted in accordance with the laws of the Province of British Columbia.

ARTICLE 17-RECEIPT OF COPY

17.01 The Debtor hereby acknowledges receipt of a copy of this Security
Agreement.

ARTICLE 18-ANT

18.01 This Agreement benefits the Secured party, its successors and assigns and binds the Debtor and its heirs, executors, personal representatives, successors and assigns.

IN ARTICLE 19, THE DEBTOR AND THE SECURED PARTY, OR THE RESPECTIVE SOLICITORS, SHOULD ADD WHATEVER ADDITIONAL PROVISIONS THEY BELIEVE NECESSARY.

ARTICLE 19 - ADDITIONAL PROVISIONS

The Debtor is indebted to the Secured Party in the amount of $800,000.00 to be repaid as follows:

        See attached Right to Purchase

IN WITNESS WHEREOF
the Debtor has executed this Security Agreement this     day of May, 2000.

R.P.M.J. CORPORATE COMMUNICATIONS LIMITED by its authorized signatory:



------------------------------------------

                                                                  Schedule "F"

                                    GUARANTEE

THIS GUARANTEE dated for reference only the 15th day of May, 2000.

WHEREAS:

A. R.P.M.J. CORPORATE COMMUNICATIONS LIMITED, a British Columbia Company, Incorporation Number 525560, having its registered and records office at Suite 100, 166 Main Street, Penticton, British Columbia (hereinafter called the "Debtor"), entered into an Agreement for Sale and Security Agreement with 514592 B.C. LTD. (hereinafter called the "Secured Party").

B. LEO SHULL (hereinafter called the "Guarantor") is the principal shareholder of the Debtor.

C. Pursuant to the Agreement for Sale and Security Agreement the Debtor is indebted to the Security Party in the amount of Eight Hundred Thousand Dollars ($800,000.00) (hereinafter called the "Indebtedness"), which is payable in accordance with and secured by the Agreement for Sale and Security Agreement, copies of which are attached to this Guarantee (hereinafter called the "Security").

D. As additional security for the covenant of the Debtor to pay the Indebtedness to the Secured Party, the Secured Party has required that the Guarantor provide a guarantee of the Indebtedness to the Secured Party.

                   NOW THEREFORE WITNESSETH that in consideration of the Secured Party loaning to the Debtor as aforesaid and in consideration of the sum of Ten ($10.00) DOLLARS, and other good and valuable consideration now paid by the Secured Party to the Guarantor, (the receipt and sufficiency of which is hereby acknowledged by the Guarantor), the parties agree as follows:

1. The Guarantor unconditionally guarantees to the secured Party the payment when due by the Debtor of the Indebtedness pursuant to the provisions of the Security.

2. The Guarantor is and shall continue liable notwithstanding any transaction which may take place between the Secured Party and the Debtor, or any neglect or default of the Secured Party which might otherwise operate as a discharge, whether partial or absolute of the Guarantor as surety only of the Debtor and, without restricting the generality of the foregoing, notwithstanding the releasing in whole or in part of the properties and assets mortgaged or charged or the granting of time or other indulgences to the Debtor and, notwithstanding that the Debtor does not in fact execute and deliver the Security or any part thereof or that the Security or any part thereof may be in fact unenforceable, invalid or defective in any way, or that the Debtor may have exceeded its borrowing powers or that the borrowing from the Secured Party may have been ultra vires.

3. The Secured Party, in its absolute discretion, may grant time or other indulgences to the Debtor and any other person now or hereafter liable to the Secured Party in respect of the Indebtedness and may give up, modify, vary, exchange, renew or abstain from perfecting or taking advantage of the Security in whole or in part and may discharge any part or parts or accept any composition or arrangements or realize on any of the Security when and in such manner as the Secured Party may think expedient and in no case shall the Secured Party be responsible for any neglect or omission with respect to the Security.

4. The Guarantor shall not at any time claim to be subrogated in any manner to the position of the Secured Party and shall not claim the benefit of any Security at any time held by the Secured Party except that if the Guarantor pays to the Secured Party all monies remaining unpaid of the Indebtedness, then the Guarantor shall on demand made upon the Secured Party in writing be entitled to the assignment of such Security as the Secured Party may then hold for the Indebtedness.

5. The Secured Party shall not be bound to seek recourse against the Debtor or any other security it may hold before requiring payment by the Guarantor and the Secured Party may enforce the various remedies available to it and may realize upon the Security or any part thereof in such order as the Secured Party may determine.

6. Notwithstanding anything set out in the Security, the Secured Party will not in any way be responsible for either the holding or the supervision of the insurance policies required to be maintained under the covenants to insure contained in the Security or the verification of the compliance with any such covenants to insure and the Secured Party's permissive power to place insurance on the assets mortgaged to it contained in the Security is in its sole and absolute discretion and the Guarantor acknowledges that the Secured Party's action or lack of action in such holding, supervision, verification or in its permissive powers shall in no way diminish liability of the Guarantor hereunder.

7.Any notice or demand given by the Secured Party to the Guarantor may be given by delivery or by prepaid first class registered mail from any post office within Canada addressed to the Guarantor at 6015 Lakeshore Drive, Osoyoos, British Columbia, and any notice given shall be deemed to have been received, if delivered, on delivery, or if mailed, at the end of five (5) days excluding Saturdays, Sundays and Holidays after mailing. If there exists a labour dispute or other event at the time of mailing of any notice hereunder or within five (5) days thereafter excluding Saturdays, Sundays or Holidays which would affect the normal delivery of the notice by Canada Post, then notice will only be effective hereunder if actually delivered.

8.This Guarantee shall enure to the benefit of the Secured Party, its successors and assigns and shall be binding upon the Guarantor, his heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF the Guarantor has hereunto set his hand and seal at the Town of Osoyoos, in the Province of British Columbia, this day of May, 2000.

SIGNED, SEALED AND DELIVERED in the presence of:

                                              --------------------------------
                                              LEO SHULL

----------------------------------


----------------------------------


----------------------------------

                                                                   Schedule G

                    514982 BC Ltd.
                    Financial Statements
                    For the four-month period ended
                    August 31, 1999
                    (Unaudited - see Notice to Reader)

                                                                Contents

==========================================================================


Notice to Reader                                                     2

Financial Statements

Balance Sheet                                                        3

Statement of Operations and Deficit                                  4

Note to Financial Statement                                          5

BDO          BBDO Danwoody LLP             600 Park Place
             Charted Accountants           666 Burrard Street
                                           Vancouver, BC, Canada V6C

                                           Telephone: (604) 688-5132
                                           Telefax: (604) 685-5132
                                           E-mail: finance@vancouver.bdo.ca
                                           www.bdo

--------------------------------------------------------------------------------


                                                  Notice to Reader

--------------------------------------------------------------------------------

We have compiled the Balance Sheet of 514592 BC Ltd. as at August 31, 1999 and the Statement of Operations and Deficit for the four-month period then ended from information provided by management. We have not audited, reviewed or otherwise attempted to verify the accuracy or completeness of such information. Readers are cautioned that these statements may not be appropriate for their purposes.

BDO Danwoody LLP

Chartered Accountants

Vancouver, British Columbia
February 25, 2000

--------------------------------------------------------------------------------

                                                               514592 BC Ltd.
                                                                Balance Sheet
                                           (Unaudited - see Notice to Reader)

August 31                                                               1999

--------------------------------------------------------------------------------

Assets

Current

         Cash                                                 $     19,691
         Prepaid expenses and deposits                               3,691
                                                             -------------

                                                                    23,282

Capital assets (Note)                                              864,291
                                                                ----------

                                                                $  887,573
                                                                ----------

--------------------------------------------------------------------------------

Liabilities and Stockholders' Deficiency

Liabilities

Current

         Accounts payable and accrued liabilities              $    57,470
         Unearned revenue                                            9,613
         Due to director                                            10,107
         Current portion of long-term debt                          32,987
                                                               -----------

                                                                   110,187

Long-term debt                                                     641,148
Due to stockholders                                                300,000
                                                                 1,051,335
                                                                ----------

Stockholders' deficiency
         Share capital

              Authorized

                  1,000 Class A voting common shares,
                        no par value
                  9,000 Class B non-voting common shares,
                        no par value

              Issued

                  100 Class A common shares                              1

         Deficit                                                 (163,768)
                                                               -----------
                                                                 (163,782)
                                                                ----------

                                                               $   887,573

--------------------------------------------------------------------------------

                                                              514592 BC Ltd.
                                                               Balance Sheet
                                          (Unaudited - see Notice to Reader)

For the four-month period ended August 31                              1999

--------------------------------------------------------------------------------

Rentals

         Pad rentals                                            $    64, 484


Expenses

         Amortization                                           $     12,119
         Automobile                                                      328
         Interest on long-term debt                                   22,158
         Management fees                                              20,000
         Miscellaneous                                                 4,532
         Office                                                        1,530
         Professional fees                                             2,644
         Property management                                          10,824
         Property taxes and utilities                                 22,892
         Repairs and maintenance                                       6,289
         Travel                                                        2,134
                                                                     -------

                                                                     106,745
                                                                     -------

Loss from operations                                                 (42,282)
                                                                     -------

Write down of capital assets                                          28,570
                                                                     -------

Net loss for the period                                              (70,862)
                                                                     -------

Deficit, beginning of period                                         (82,911)
                                                                     -------

Deficit, end of period                                            $ (183,763)
                                                                     -------

--------------------------------------------------------------------------------

                                                              514592 BC Ltd.
                                                               Balance Sheet
                                          (Unaudited - see Notice to Reader)

August 31, 1999

--------------------------------------------------------------------------------

Capital Assets

                   ---------------------------------------------------------
                                             Accumulated           Net Book
                                  Cost      Amortization              Value

                   ---------------------------------------------------------

Land               $           298,830 $               - $          298,830
Buildings                       14,323             1,349             12,974
Equipment                       11,123             4,996              6,127
Pads                           685,500           139,140            546,360
                   ---------------------------------------------------------

                   $         1,009,776 $         145,485 $          854,291
                   ---------------------------------------------------------